UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2024

Magnera Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9335 Harris Corners Pkwy, Suite 300, Charlotte, North Carolina	28269
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 866 744-7380

Glatfelter Corporation
4350 Congress Street, Suite 600, Charlotte, North Carolina 28209
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MAGN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Magnera Corporation (“Magnera” or the “Company”) (previously known as Glatfetler Corporation) is filing this Amendment No. 1 to Current Report on Form 8-K/A, as originally filed with the Securities and Exchange Commission on November 4, 2024 (the “Original 8-K”), solely to correct a scrivener’s error contained in the Original 8-K with respect to the total amount of Mr. Fahnemann’s restricted stock unit grant. This amendment does not reflect events occurring after the filing of the Original 8-K and no other changes are being made to any other disclosure contained in the Original 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The first paragraph of Item 5.02 of the Original 8-K under the heading “Omnibus Incentive Plan Grants” is hereby amended and restated in its entirety to read as follows and no other changes are being made to such Item 5.02.

Effective on the Closing Date, the Company approved annual restricted stock unit grants for each of its non-employee directors in the amount of $200,000, to be vested on the first anniversary of the Closing Date (inclusive of a one-time grant of $50,000 relating to assuming the role of directors of Magnera, other than Mr. Fahnemann who received a grant equal to $150,000). The restricted stock unit grants to non-employee directors were granted on the director restricted stock unit award agreement attached as Exhibit 10.9 to the Original 8-K. The number of restricted stock units granted will be determined by dividing the annual award value by the closing price of the Company’s stock on the Closing Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magnera Corporation

November 20, 2024	By:	/s/ Jill L. Urey
Name: Jill L. Urey
Title: Executive Vice President, General Counsel and Corporate Secretary